Exhibit 10.5
                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is dated as of October 20, 2005, between Money Centers of America, Inc., a Delaware corporation (the "Company"), and Jason P. Walsh (the "Employee").

                                   BACKGROUND:

         A. The Company and the Employee are parties to an Employment Agreement, dated as of June 14, 2005 (the "Agreement").

         B. The Company and the Employee have entered into this Amendment to set forth certain modifications to the Agreement.

         NOW THEREFORE, in consideration of the mutual benefits inuring to the company and the Employee and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Employee hereby agree as follows:

1. Base Compensation. The phrase "One Hundred and Twenty Thousand Dollars ($120,000)" in Section 4 of the Agreement is hereby amended to read "One Hundred and Forty-Five Thousand Dollars ($145,000)".

2. Bonus. The phrase "Fifty Thousand Dollars ($50,000) per year" in Section 5 of the Agreement is hereby amended to read "Twenty-Five Thousand Dollars ($25,000) per year, commencing with the year beginning January 1, 2006."

3. Except as modified by this Amendment, all terms set forth in the Agreement remain unchanged and in full force and effect. This Amendment and the Agreement are intended to be complementary of one another. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Employment Agreement to be executed as a sealed instrument as of the date first above written.

                         MONEY CENTERS OF AMERICA, INC.


                                      By: /s/ Christopher M. Wolfington
                                          --------------------------------
                                          Christopher M. Wolfington, CEO


                                          /s/ Jason P. Walsh
                                          --------------------------
                                          Jason P. Walsh